UNITED STATE SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

PUNCH ANIMATION, INC.
(Exact name of registrant as specified in its charter)

	Nevada	33-58972	22-2800078
	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

11705 Willake Avenue, Santa Fe Springs, California 90670
(Address of principle executive offices)

310.419.5914
(Registrant’s telephone number, including area code)

1201 North La Brea Avenue, Suite 256, Inglewood, California 90302
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company			☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

1

Item 3.02	Unregistered Sales of Equity Securities

On October 18, 2017, Punch Animation, Inc. (the “Company”) issued 500,000,000 (five hundred million) shares of authorized unregistered common stock to Punch TV Studios, Inc., a Delaware corporation (the “Buyer”)in exchange for Buyer’s total investment of $1,000,000 (one million dollars US). Buyer made its initial investment of $100,000 (one hundred thousand dollars US) on October 19, 2017, with the remaining balance to be paid over the following 24 months.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUNCH ANIMATION, INC.

Date: October 24, 2017	By:	/s/ Joseph Collins
	Name:	Joseph Collins
	Title:	Chief Executive Officer

2